TRANSAMERICA RETIREMENT INCOME PLUSSM

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY - SEPARATE ACCOUNT VA BNY

Supplement dated March 17, 2014

to the

Prospectus dated May 1, 2013

This Rate Sheet Prospectus Supplement (this “supplement”) should be read and retained with the prospectus for the Transamerica Retirement Income PlusSM variable annuity. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

We are issuing this supplement to provide the growth percentage and withdrawal percentages that we are currently offering. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Transamerica Retirement Income PlusSM variable annuity prospectus.

The rates below apply for applications signed between March 17, 2014 and June 30, 2014. The growth percentage and withdrawal percentages may be different than those listed below for applications signed after June 30, 2014. It is also possible for a new Rate Sheet Prospectus Supplement to be filed prior to June 30, 2014, which would supersede this supplement. Please work with your financial professional or visit www.transamericaannuities.com to confirm the current rates.

GROWTH PERCENTAGE

5.0%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-64	0.0%	0.0%
65-69	5.8%	5.3%
70-79	6.0%	5.5%
≥ 80	7.0%	6.5%

* The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 65th birthday.

Please note: In order for you to receive the growth percentage and withdrawal percentages reflected above, your application must be signed within the time period disclosed above or earlier if a new Rate Sheet Prospectus Supplement is filed prior to the end of the period discussed above since that new Rate Sheet Prospectus Supplement would supersede this supplement. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Please keep this Rate Sheet Prospectus Supplement for future reference.

TRANSAMERICA RETIREMENT INCOME PLUSSM

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement Dated March 17, 2014

to the

Prospectus dated May 1, 2013

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Living Benefit – Base Benefit section in the prospectus:

Under this benefit, you can receive up to the benefit withdrawal amount each benefit year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us for life), starting with the benefit year immediately following the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) birthday after which the withdrawal percentage is no longer zero and lasting until the annuitant’s (or surviving spouse’s if the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments, below). A benefit year begins on the benefit date and thereafter on each anniversary of that date. The withdrawal percentage and growth percentage that are used to determine your benefit withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Living Benefit – Base Benefit – Benefit Withdrawal Amount section in the prospectus:

Benefit Withdrawal Amount. You can withdraw up to the benefit withdrawal amount in any benefit year from your policy value without causing an excess withdrawal. See Withdrawal Base Adjustments below.

The benefit withdrawal amount is zero if the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) has not yet attained the age where the withdrawal percentage is no longer zero on the benefit date and remains zero until the first day of the benefit year after the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) birthday after which the withdrawal percentage is no longer zero. If the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) has at least attained the age where the withdrawal percentage is no longer zero on the benefit date, then the benefit withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see below).

For qualified policies: If the plan participant (generally the annuitant) is at least 70 1⁄2 years old, the benefit withdrawal amount for that benefit year (and each subsequent benefit year) is equal to the greater of:

•	the benefit withdrawal amount described above; or

•	an amount equal to any minimum required distribution amount (for the tax year on that benefit anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first benefit anniversary we use the policy value on the benefit date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).

Only amounts calculated as set forth above can be used as the benefit withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the benefit withdrawal amount, the excess will not be treated as an excess withdrawal under the benefit. See “Appendix - Living Benefit Adjusted Partial Surrenders” for an example showing the effect of a minimum required distribution amount.

If your policy value reaches zero:

•	due to a non-excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this benefit) are terminated. then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reaches zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining minimum required distribution amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees.

•	due to an excess withdrawal, then this benefit terminates (as does the policy).

Please note:

•	If the policy is purchased prior to the annuitant’s birthday after which the withdrawal percentage is no longer zero, the benefit withdrawal amount will be zero until the beginning of the benefit year after the annuitant’s birthday after which the withdrawal percentage is no longer zero, however, you will still be charged a benefit fee prior to this time.
•	You cannot carry over any portion of your benefit withdrawal amount that is not withdrawn during a benefit year for withdrawal in a future benefit year. This means that if you do not take the entire benefit withdrawal amount during a benefit year, you cannot take more than the benefit withdrawal amount in the next benefit year and maintain the benefit’s guarantees.
•	Excess withdrawals may cause you to lose the benefit’s guarantees.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Living Benefit – Base Benefit – Withdrawal Percentage section in the prospectus:

Withdrawal Percentage. We use the withdrawal percentage to calculate the benefit withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) birthday after which the withdrawal percentage is no longer zero.

As noted above, the withdrawal percentage is disclosed in Rate Sheet Prospectus Supplements. In order to receive the applicable withdrawal percentage: (1) your application must be signed within the stated time period during which such withdrawal percentages are applicable and (2) your application must be received and your policy must be funded within the time periods set forth in the applicable Rate Sheet Prospectus Supplement. Withdrawal percentages reflected in a Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your application will not apply to your policy. You should not purchase this policy without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us to receive a Rate Sheet Prospectus Supplement applicable to you. For policies issued prior to March 17, 2014, the applicable withdrawal percentages are set forth in the May 1, 2013 prospectus.

Please note, once established, the withdrawal percentage will not generally increase even though the annuitant’s age increases except in certain instances involving automatic step-ups. See Living Benefit – Base Benefit – Automatic Step-Up for more information regarding automatic step-ups.

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the Living Benefit – Base Benefit – Growth Percentage section in the prospectus:

Growth Percentage. On each of the first ten benefit anniversaries, we will apply a growth percentage to your withdrawal base if no withdrawal occurred during the preceding benefit year. The amount added to your withdrawal base is equal to the growth percentage multiplied by the withdrawal base immediately before the benefit anniversary.

As noted above, the growth percentage is disclosed in Rate Sheet Prospectus Supplements. In order to receive the applicable growth percentage: (1) your application must be signed within the stated time period during which such growth percentages are applicable and (2) your application must be received and your policy must be funded within the time periods set forth in the applicable Rate Sheet Prospectus Supplement. Growth percentages reflected in a Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your application will not apply to your policy. You should not purchase this policy without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us to receive a Rate Sheet Prospectus Supplement applicable to you. For policies issued prior to March 17, 2014, the applicable growth percentage is set forth in the May 1, 2013 prospectus.